Subsequent Events to the Balance Sheet Date	6 Months Ended
Jun. 30, 2019
Subsequent Events to the Balance Sheet Date
Subsequent Events to the Balance Sheet Date

Note 8 - Subsequent Events to the Balance Sheet Date

On July 22, 2019, the public offering and listing of American Depository Shares (ADSs) on Nasdaq Global Select Market under the symbol “GMAB” was completed. Gross proceeds from the issuance of new shares amounted to USD 506 million (DKK 3,368 million) with a corresponding increase in share capital of 2,850,000 ordinary shares or 28,500,000 American Depository Shares (“ADSs”). Further, the underwriters’ exercised in full their option to purchase an additional 427,500 ordinary shares or 4,275,000 ADSs bringing the total gross proceeds of the offering to USD 582 million (DKK 3,873 million). The closing of the overallotment was completed on July 23, 2019. The public offering price of $17.75 per ADS, corresponded to a subscription price of DKK 1,181.80 per New Share at the U.S. dollar/DKK exchange rate of DKK 6.6580 per USD 1.00 on July 17, 2019, multiplied by the ADS-to-share ratio of ten-to-one. Underwriting commissions paid were USD 32 million (DKK 213 million). Total share capital following the public offering amounted to DKK 64,967,643.

No other events have occurred subsequent to the balance sheet date that could significantly affect the financial statements as of June 30, 2019.